This Indenture,

made the **8th** day of **APRIL** in the year **2005**

ST LAW CO
CLERKS OFC

2005 APR -8 P 3 20

Please Record and Return to:
The Law Office of Michael V. Almasian, Esq.,
31 Glenn Street, Massena, New York 13662

Between:

HINDSIGHT RECORDS, P.O. Box 7114, Burbank, California 91510; hereinafter referred to as:

Party of the First Part,

And

MPG DEVELOPMENT LLC, having an address of 861 County Route 39, Chase Mills, New York 13621; hereinafter referred to as:

Party of the Second Part,

Witnesseth: That the Party of the First Part, for and in consideration of

One ($1.00) Dollar

lawful money of the United States paid by the Party of the Second Part, does hereby grant and release unto the Party of the Second Part, their heirs and assigns forever.

63, 65, and 67 Main Street, Village of Massena

ALL THAT TRACT, PIECE OR PARCEL OF LAND situate in the Town of Massena County of St. Lawrence, State of New York, 63-67 Main Street, Village of Massena, Sch 405801, Comm. Row Bldg., .00 Ac +\-, TM #9 067-2-23, Formerly J.S. Cinemas, Inc. Said property having sold at Tax Sale on 10/31/91 and bid in by the County of St. Lawrence, State of New York. Tax Sale deed to said County of St. Lawrence was made on the 31 day of January, 1995, and recorded in the St. Lawrence County Clerk's Office on the 2nd day of March, 1995, Liber 1086, Page 909. This conveyance is made pursuant to a Resolution of the Board of Legislators of St. Lawrence County; New York adopted on the 1st day of May, 1995. This deed is given and accepted upon express understanding and agreement that St. Lawrence County shall not in any event be liable for any defects in the title of the premises hereinbefore described existing at the time of such sale, and shall not be liable for any claim or demand made against it arising from such sale or any proceedings leading thereto. BEING and intending to convey the same premises as described in a deed dated May 3, 1995 from County of St. Lawrence to Hindsight Records and recorded in the Office of the Clerk of St. Lawrence County on June 19, 1995 in Deed Book 1089 at Page 680. All parties hereto further acknowledge that the within conveyance is made and accepted TOGETHER WITH AND SUBJECT AND SUBORDINATE TO: (1) all exceptions, reservations, conditions, restrictions, estates, limitations, encumbrances, easements, covenants, legal roads and highways, rights of way, whether or not of record; and (2) any other or different state of facts as would be shown by a current, accurate survey of the above-described premises by a professional, licensed land surveyor.

LAW OFFICE OF
MICHAEL V. ALMASIAN
31 GLENN STREET
MASSENA, NY 13662
(315) 769-9204

To Have and to Hold the premises herein granted unto the Party of the Second Part, its heirs, successors or assigns, forever

And the Party of the First Part covenants as follows:

First: That the Party of the First Part is seized of the said premises in fee simple, and has good right to convey the same;

Second: That the Party of the Second Part shall quietly enjoy the said premises;

Third: That the premises are free from encumbrances, except as aforesaid.

Fourth: That the Party of the First Part will execute or procure any further necessary assurance of the title to said premises;

Fifth: That the Party of the First Part will forever **Warrant** the title to said premises;

Sixth: the Party of the First Part, in compliance with Section 13 of the Lien Law, covenant that it will receive the consideration for this conveyance and will hold the right to such consideration as a trust fund to be applied first for the purpose of paying the cost of the improvement and will apply the same first to the payment of the cost of the improvement before using any part of the same for any other purpose.

The word "party" shall be construed as if it read "parties" whenever the sense of this indenture so requires.

In Witness Whereof, the Party of the First Part has hereunto set its hand and seal the day and year first above written.

In Presence of:

L.S.

MICHELE AUDIO CORPORATION OF AMERICA
by: Thomas Gramuglia, Vice President

State of New York }
} ss:
County of St. Lawrence }

On this 8th day of **April**, in the year **Two Thousand Five,** before me, the undersigned, personally appeared **Thomas Gramuglia**, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within deed and acknowledged to me that he executed the same in his individual capacity and that by his signature on the deed, **Thomas Gramuglia** executed the deed.

MICHAEL V ALMASIAN
Notary Public, State of New York
No. 02AL5016312
Qualified in St. Lawrence County
Commission Expires August 9, 20 ___

Notary Public
State of New York

THE LAW OFFICE OF
MICHAEL V. ALMASIAN
21 GLENN STREET
MASSENA, NY 13662
(315) 769-5054

To Have and to Hold the premises herein granted unto the Party of the Second Part. its heirs. successors or assigns. forever

And the Party of the First Part covenants as follows:

First: That the Party of the First Part is seized of the said premises in fee simple. and has good right to convey the same;

Second: That the Party of the Second Part shall quietly enjoy the said premises;

Third: That the premises are free from encumbrances. except as aforesaid.

Fourth: That the Party of the First Part will execute or procure any further necessary assurance of the title to said premises;

Fifth: That the Party of the First Part will forever **Warrant** the title to said premises;

Sixth: the Party of the First Part. in compliance with Section 13 of the Lien Law. covenants that it will receive the consideration for this conveyance and will hold the right to such consideration as a trust fund to be applied first for the purpose of paying the cost of the improvement and will apply the same first to the payment of the cost of the improvement before using any part of the same for any other purpose

The word 'party' shall be construed as if it read "parties" whenever the sense of this indenture so requires

In Witness Whereof, the Party of the First Part has hereunto set its hand and seal the day and year first above written

In Presence of:

_______________________ L.S.
HINDSIGHT RECORDS
by: Thomas Gramuglia, President

State of New York }
} ss:
County of St Lawrence }

On this **8th** day of **April,** in the year **Two Thousand Five,** before me. the undersigned. personally appeared **Thomas Gramuglia.** personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within deed and acknowledged to me that he executed the same in his individual capacity and that by his signature on the deed. **Thomas Gramuglia** executed the deed

MICHAEL V ALMASIAN
Notary Public, State of New York
No. 02AL5016312
Qualified in St. Lawrence County
Commission Expires August 9, 20 05

____
Notary Public
State of New York